                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

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                       TRANSFER AND ASSIGNMENT AGREEMENT



                                 by and between



                         CAPITAL ONE AUTO FINANCE, INC.
                                 as Transferor,




                                      and



                       CAPITAL ONE AUTO RECEIVABLES, LLC
                                  as Purchaser




         -------------------------------------------------------------

                           Dated as of July 26, 2001

         -------------------------------------------------------------




                                  $910,382,514



                     CAPITAL ONE AUTO FINANCE TRUST 2001-A
               AUTOMOBILE RECEIVABLE-BACKED NOTES, SERIES 2001-A
                        CLASS A NOTES AND CLASS B NOTES



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
                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I             CERTAIN DEFINITIONS........................................................................1

ARTICLE II            ASSIGNMENT AND ACQUISITION OF RECEIVABLES..................................................3

         Section 2.01          Assignment and Acquisition of Receivables.........................................3

         Section 2.02          The Closing.......................................................................5

         Section 2.03          Funding Dates.....................................................................5

         Section 2.04          [Reserved]........................................................................5

ARTICLE III           REPRESENTATIONS AND WARRANTIES.............................................................5

         Section 3.01          Representations and Warranties of the Purchaser...................................5

         Section 3.02          Representations and Warranties of the Transferor..................................6

ARTICLE IV            CONDITIONS................................................................................18

         Section 4.01          Conditions to Obligation of the Purchaser........................................18

         Section 4.02          Conditions to Obligation of the Transferor.......................................20

ARTICLE V             COVENANTS OF THE TRANSFEROR...............................................................21

         Section 5.01          Protection of Right, Title and Interest..........................................21

         Section 5.02          Other Liens or Interests.........................................................21

         Section 5.03          Principal Executive Office.......................................................22

         Section 5.04          Transfer Taxes...................................................................22

         Section 5.05          Costs and Expenses...............................................................22

         Section 5.06          No Waiver........................................................................22

         Section 5.07          Location of Servicer Files.......................................................22

         Section 5.08          [Reserved].......................................................................22

         Section 5.09          Assignment of Receivables........................................................22

         Section 5.10          Transferor's Records.............................................................22

         Section 5.11          [Reserved].......................................................................23

         Section 5.12          Cooperation by Transferor........................................................23

         Section 5.13          Assignment of Additional Receivables.............................................23

         Section 5.14          Notice of Breach.................................................................24

ARTICLE VI            [RESERVED]................................................................................24

ARTICLE VII           MISCELLANEOUS PROVISIONS..................................................................24

         Section 7.01          Obligations of Transferor........................................................24

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

                                                                                                              Page
                                                                                                              ----
         Section 7.02          Repurchase Events................................................................24

         Section 7.03          Purchaser's Assignment of Repurchased Receivables................................25

         Section 7.04          Subsequent Transfer and Pledge...................................................25

         Section 7.05          Amendment........................................................................26

         Section 7.06          Waivers..........................................................................26

         Section 7.07          Notices..........................................................................26

         Section 7.08          Costs and Expenses...............................................................27

         Section 7.09          Representations..................................................................27

         Section 7.10          Confidential Information.........................................................27

         Section 7.11          Headings and Cross-References....................................................27

         Section 7.12          Governing Law....................................................................27

         Section 7.13          Counterparts.....................................................................27

         Section 7.14          No Bankruptcy Petition Against the Owner Trustee or the Purchaser................27

         Section 7.15          Third Party Beneficiaries........................................................27


         SCHEDULE I            Perfection Representations .....................................................I-1


         EXHIBIT A             ASSIGNMENT......................................................................A-1

         EXHIBIT B             SAMPLE RECEIVABLES - FORMS......................................................B-1

         EXHIBIT C             [RESERVED]......................................................................C-1

         EXHIBIT D             FORM OF CERTIFICATE OF DELIVERY.................................................D-1

         EXHIBIT E             FORM OF DEALER'S AGREEMENT......................................................E-1

                        TRANSFER AND ASSIGNMENT AGREEMENT


         This TRANSFER AND ASSIGNMENT AGREEMENT is made as of July 26, 2001, by and between Capital One Auto Finance, Inc., a Texas corporation (the "Transferor" or "COAF") and Capital One Auto Receivables, LLC, a Delaware limited liability company (the "Purchaser").

         WHEREAS, the Transferor has acquired and will acquire in the ordinary course of business, certain Receivables (as defined herein), each secured by a security interest granted by the related Obligors (as defined in the Indenture) in the Financed Vehicles (as defined in the Indenture) financed thereby; and

         WHEREAS, the Transferor and the Purchaser wish to set forth the terms and provisions pursuant to which the Receivables are to be absolutely assigned by the Transferor to the Purchaser on the Closing Date and on each Funding Date (both as defined herein), which Receivables will then be transferred by the Purchaser to Wilmington Trust Company (the "Owner Trustee") not in its individual capacity but solely as Owner Trustee for Capital One Auto Finance Trust 2001-A, as issuer (the "Issuer"), pursuant to the terms of that certain Contribution Agreement dated of even date herewith (the "Contribution Agreement") by and between the Purchaser and the Owner Trustee and Granted (as defined in the Indenture) by the Owner Trustee to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer (both as defined in the Indenture) as their interests appear, pursuant to the terms of that certain Indenture dated of even date herewith (the "Indenture") by and between the Owner Trustee and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee").

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

         Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Indenture. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms):

         "Agreement" or "Transfer and Assignment Agreement" means this Transfer and Assignment Agreement and all amendments and restatements hereof and supplements hereto.

         "Assignment" means the document of assignment substantially in the form attached to this Agreement as Exhibit A.

         "Closing Date" means July 26, 2001.

         "COAF" means Capital One Auto Finance, Inc., a Texas corporation, its successors and assigns.

         "Custodian File" has the meaning set forth in Section 4.01(d) hereof.

         "Eligible Receivable" means a Receivable which meets the requirements and specifications set forth in Section 3.02(b) hereof.

         "Funding Date" means a date occurring not more than once per calendar week during the Funding Period and on which the Subsequent Receivables are transferred and assigned by the Transferor to the Purchaser, contributed and assigned by the Purchaser to the Owner Trustee and Granted by the Owner Trustee to the Indenture Trustee.

         "Funding Reviews" means the procedures specified in Section 2.04 hereof performed by the Review Firm (a) prior to the Closing Date with respect to the Initial Receivables to be included in the Receivables Pool as of the Closing Date and (b) within fourteen (14) Business Days following the final Funding Date with respect to the Subsequent Receivables included in the Receivables Pool as of each of the Funding Dates if a subsequent Funding Review is requested by the
Note Insurer.

         "Indenture" means the Indenture dated of even date herewith by and between the Owner Trustee and the Indenture Trustee, and all amendments and supplements thereto and restatements thereof.

         "Indenture Trustee" means Well Fargo Bank Minnesota, National Association, its successors and assigns, as indenture trustee pursuant to the Indenture.

         "Initial Receivables" means the Receivables acquired by the Purchaser, transferred to the Owner Trustee and Granted to the Indenture Trustee on the Closing Date.

         "Perfection Representations" means the representations, warranties and covenants set forth in Schedule I attached hereto.

          "Purchaser" means Capital One Auto Receivables, LLC, a Delaware limited liability company, its successors and assigns.

         "Receivable" means the obligation of an Obligor, as evidenced by a retail installment contract and security agreement substantially in one of the forms included in Exhibit B hereto, as the case may be, or such other forms as may be added by amendment or supplement to this Agreement.

         "Repurchase Event" has the meaning specified in Section 7.02 hereof.

         "Review Firm" means a firm of independent certified public accountants or other third-party acceptable to the Note Insurer and engaged by the Transferor to perform the Funding Reviews.



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
         "Subsequent Receivables" means the Eligible Receivables acquired by the Purchaser, contributed and assigned to the Owner Trustee and Granted to the Indenture Trustee on a Funding Date.

         "Transferor" means COAF.

         "Transfer Taxes" means any tax, fee or governmental charge payable by the Transferor, the Purchaser, the Owner Trustee or the Indenture Trustee to any federal, state or local government attributable to the assignment of a Receivable.

         "Trust Property" has the meaning set forth in Section 2.01(a) hereof.

                                   ARTICLE II

                   ASSIGNMENT AND ACQUISITION OF RECEIVABLES

         Section 2.01 ASSIGNMENT AND ACQUISITION OF RECEIVABLES. On the Closing Date and on each Funding Date, subject to the terms and conditions of this Agreement, the Transferor agrees to absolutely assign to the Purchaser, and the Purchaser agrees to acquire from the Transferor, the Receivables and the other Trust Property relating thereto.

                  (a) Initial Assignment of Receivables and Trust Property. On the Closing Date and simultaneously with the transactions pursuant to the Contribution Agreement and the Indenture, the Transferor shall transfer, absolutely assign and otherwise convey to the Purchaser, without recourse except as set forth herein, a 100% interest in (i) all right, title and interest of the Transferor in and to the Initial Receivables identified on the Schedule of Receivables delivered on the Closing Date, and all moneys received thereon (including amounts received on any Extended Service Agreements relating thereto), after the related Cutoff Date (except for interest accrued as of the related Cutoff Date and actually received subsequent to such Cutoff Date which shall be withdrawn from the Revenue Fund, to the extent contained therein, and paid to the Transferor); (ii) the security interest of the Transferor in the Financed Vehicles granted by the Obligors pursuant to the Initial Receivables and the certificates of title to such Financed Vehicles; (iii) the interest of the Transferor in any proceeds from claims on any physical damage, credit life, risk default, disability or other insurance policies covering the Financed Vehicles or the Obligors or refunds in connection with Extended Service Agreements relating to Defaulted Receivables from such Cutoff Date; (iv) any property (including the right to receive future Liquidation Proceeds) that shall secure an Initial Receivable; (v) all right, title and interest of the Transferor in and to any recourse against any Dealer pursuant to the applicable Dealer Agreement (the form of which is attached hereto as Exhibit E); (vi) the original retail installment contracts and security agreements evidencing the Initial Receivables; and (vii) the proceeds of any and all of the foregoing. (All of the property identified in this subsection (a) and the following subsection
         (c) shall constitute "Trust Property.")

                  (b) Consideration for Initial Receivables. In consideration of the absolute assignment by the Transferor to the Purchaser of the Initial Receivables and the other



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
         Trust Property relating thereto described in Section 2.01(a) the Purchaser shall pay or cause to be paid to the Transferor, on the Closing Date, an amount equal to 98% of the Receivables Purchase Price with respect to Initial Receivables acquired from the Transferor on such date in the form of cash by federal wire transfer (same day) funds and the Transferor shall make a capital contribution to the Purchaser on the Closing Date of Initial receivables in an amount equal to 2% of the Receivables Purchase Price.

                  (c) Assignment of Subsequent Receivables and Trust Property. On each Funding Date, the Transferor shall transfer, absolutely assign and otherwise convey to the Purchaser, without recourse except as set forth herein, a 100% interest in (i) all right, title and interest of the Transferor in and to the Subsequent Receivables identified on a Schedule of Receivables delivered on such Funding Date, and all moneys received thereon (including amounts received on any Extended Service Agreements relating thereto), after the respective Cutoff Date (except for interest accrued as of the related Cutoff Date and actually received subsequent to such Cutoff Date which shall be withdrawn from the Revenue Fund, to the extent contained therein, and paid to the Transferor); (ii) the security interest of the Transferor in the Financed Vehicles granted by the Obligors pursuant to such Subsequent Receivables and the certificates of title to such Financed Vehicles;
         (iii) the interest of the Transferor in any proceeds from claims on any physical damage, credit life, risk default, disability or other insurance policies covering the Financed Vehicles or the Obligors or refunds in connection with Extended Service Agreements relating to Defaulted Receivables from the related Cutoff Date; (iv) any property (including the right to receive future Liquidation Proceeds) that shall secure a Subsequent Receivable; (v) all right, title and interest of the Transferor in and to any recourse against any Dealer pursuant to the applicable Dealer Agreement; (vi) the original retail installment contracts and security agreements evidencing the Subsequent Receivables; and (vii) the proceeds of any and all of the foregoing; provided, however, that Subsequent Receivables may not be acquired by the Purchaser, transferred by the Purchaser to the Owner Trustee and Granted by the Owner Trustee to the Indenture Trustee unless the addition of such Subsequent Receivables to the Receivables Pool meets the requirements set forth in Section 2.16 of the Indenture.

                  (d) Consideration for Subsequent Receivables. In consideration of the absolute assignment by the Transferor to the Purchaser of the Subsequent Receivables and other Trust Property relating thereto described in Section 2.01(c) the Purchaser shall, on the applicable Funding Date, pay or cause to be paid to the Transferor an amount equal to 98% of the Receivables Purchase Price with respect to the Subsequent Receivables acquired from the Transferor on such date in the form of cash by federal wire transfer (same day) funds and the Transferor shall make a capital contribution to the Purchaser on the Closing Date of Initial Receivables in an amount equal to 2% of the Receivables Purchase Price.

                  (e) Absolute Assignment. It is the intention of the Transferor and the Purchaser that each assignment, transfer and conveyance hereunder constitute an absolute assignment of the Trust Property from the Transferor to the Purchaser. If, notwithstanding the express intention of the parties, this Agreement is deemed not to constitute a transfer, conveyance and assignment of the Trust Property from the

         Transferor to the Purchaser, this Agreement shall be deemed to be a security agreement within the meaning of Article 8 and Article 9 of the Uniform Commercial Code as in effect in the State of Texas and the conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Transferor to the Purchaser of a valid first priority perfected security interest in all of the Transferor's right, title and interest in and to the Trust Property.

         Section 2.02 THE CLOSING. The absolute assignment and purchase of the Initial Receivables shall take place at a closing (the "Closing") at the offices of Mayer, Brown & Platt, Chicago, Illinois, on the Closing Date, simultaneously with the closings under the Contribution Agreement and the Indenture pursuant to which (a) the Transferor will transfer and assign all of its right, title and interest in and to the Initial Receivables and other Trust Property to the Purchaser, (b) the Purchaser will contribute and absolutely assign all of its right, title and interest in and to the Initial Receivable and other Trust Property to the Owner Trustee, (c) the Owner Trustee will Grant all of its right, title and interest in and to the Initial Receivables and other Trust Property to the Indenture Trustee for the benefit of the Noteholders and the
Note Insurer, and (d) the Class A Notes, and the Class B Notes will be issued.

         Section 2.03 FUNDING DATES. The absolute assignment and purchase of the Subsequent Receivables on each Funding Date shall take place at the offices of the Indenture Trustee or such other location as the Purchaser and the Transferor may reasonably agree. The assignment and purchase of the Subsequent Receivables shall be made in accordance with Section 2.16 of the Indenture pursuant to which
(a) the Purchaser will transfer and assign all of its right, title and interest in and to the Subsequent Receivables and other Trust Property to the Owner Trustee, (b) the Purchaser will absolutely assign all of its right, title and interest in and to the Initial Receivable and other Trust Property to the Owner Trustee, and (c) the Owner Trustee will grant all of its right, title and interest in and to the Subsequent Receivables and other Trust Property to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer.

         Section 2.04  [RESERVED].

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Transferor as of the date hereof and as of the Closing Date and each Funding Date:

                  (a) Organization, Etc. The Purchaser is a limited liability company duly organized under the laws of the State of Delaware pursuant to a Certificate of Formation and is validly existing as a limited liability company and is in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof and thereof; the Purchaser is duly qualified to do business as a foreign business entity in good standing and has obtained all required licenses and approvals, if any, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except those jurisdictions in which failure to be so qualified would not have a material adverse effect on the business or operations of the Purchaser.

                  (b) Due Authorization. The execution, delivery and performance by the Purchaser of this Agreement have been duly authorized by all necessary corporate action, do not require any approval or consent of any Person, do not and will not conflict with any provision of the Certification of Formation and Limited Liability Company Agreement of the Purchaser and do not and will not conflict with or result in a breach which would constitute a material default under any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or any law or governmental regulation or court decree applicable to it or such material property, and this Agreement is the legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

                  (c) No Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending, or to the knowledge of the Purchaser threatened, against the Purchaser or its properties or with respect to this Agreement, which, if adversely determined would, in the opinion of the Purchaser, have a material adverse effect on the transactions contemplated by this Agreement.

                  (d) Business Purpose. The Purchaser will acquire the Receivables for a bona fide business purpose and has undertaken the transactions contemplated herein as principal rather than as agent for the Transferor or any other person.

                  (e) Purchaser's Records. This Agreement and all related documents describe the assignment of the Receivables to the Purchaser as a purchase by the Purchaser from the Transferor and evidence the clear intention by the Purchaser to effectuate a purchase of such Receivables. The financial statements and tax returns of the Purchaser will disclose that, under generally accepted accounting principles or for tax purposes, respectively, the Purchaser acquired ownership of the Receivables.

         Section 3.02    REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR.

                  (a) The Transferor hereby represents and warrants to the Purchaser and its successors and assigns as of the Closing Date and each Funding Date:

                           (i) Organization, Etc. The Transferor is a
                  corporation duly organized under the laws of the State of Texas and is validly existing and in good standing under the laws of the State of Texas; the Transferor has full power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and had at all relevant times, and has the power, authority and legal right to acquire, own and sell the Receivables acquired, owned and sold by the Transferor.

                           (ii) Due Qualification. The Transferor is duly
                  qualified to do business as a foreign corporation, in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

                           (iii) Power and Authority. The Transferor has the
                  power and authority to execute and deliver this Agreement and to carry out its terms; the Transferor has full power and authority to sell and assign the property sold and assigned to the Purchaser and has duly authorized such sale and assignment to the Purchaser by all necessary corporate or other action; the execution, delivery, and performance of this Agreement have been duly authorized by the Transferor by all necessary corporate or other action, do not require any approval or any consent of any Person, do not conflict with any material provision of the Articles of Incorporation or bylaws of the Transferor, and do not and will not conflict with or result in a breach which would constitute a material default under any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or any law or governmental regulation or court decree applicable to it or such material property, and this Agreement is the legal, valid and binding obligation of the Transferor enforceable in accordance with its terms except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

                           (iv) No Violation. The consummation of the
                  transactions contemplated by this Agreement and the fulfillment of the terms thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation of the Transferor, or any indenture, agreement or other instrument to which the Transferor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Transferor or its properties.

                           (v) No Proceedings. There are no proceedings or
                  investigations pending, or, to the best of its knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (A) asserting the invalidity of this Agreement; (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement; or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement.

                           (vi) No Consents, Approvals. Neither the execution
                  nor the delivery by the Transferor of this Agreement, or the performance of the Transferor's obligations hereunder, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the Transferor, except such as have been previously obtained, made or taken.

                           (vii) No Unpaid Taxes. All tax returns required to be
                  filed by the Transferor in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon it or any subsidiary or upon any of its properties, income or franchises, shown to be due and payable on such returns have been paid. To the best of the Transferor's knowledge all such tax returns were true and correct and neither it nor any subsidiary knows of any proposed additional tax assessment against it in any material amount or of any basis therefore.

                           (viii) Adequate Provisions for Taxes. The provisions
                  for taxes on the Transferor's books are in accordance with generally accepted accounting principles.

                           (ix) Pension/Profit Sharing Plans. No contribution
                  failure has occurred with respect to any pension or profit sharing plan of the Transferor and all such plans have been fully funded as of the date of this Agreement.

                           (x) Trade Name. "Summit Acceptance Corporation" and
                  "Capital One Auto Finance, Inc." are the only trade names under which the Transferor is currently operating its business. For the six (6) years (or such shorter period of time during which the Transferor was in existence) preceding the date hereof, the Transferor operated its business under the trade name "Capital One Auto Finance, Inc." or "Summit Acceptance Corporation" or that of its predecessor, "Summit Acceptance Finance, L.L.C." or that of its predecessor, "Summit Finance, L.L.C."

                           (xi) Ability to Perform. There has been no material
                  impairment in the ability of the Transferor to perform its obligations under this Agreement.

                           (xii) Valid Business Reasons; No Fraudulent
                  Transfers. The Transferor has valid business reasons for assigning the Receivables rather than obtaining a secured loan with the Receivables as collateral. At the time of the assignment: (A) the Transferor absolutely assigned the Receivables to the Purchaser without any intent to hinder, delay, or defraud any current or future creditor of the Transferor; (B) the Transferor was not insolvent or did not become insolvent as a result of the assignment; (C) the Transferor was not engaged and was not about to engage in any business or transaction for which any property remaining with the Transferor was an unreasonably small capital or for which the remaining assets of the Transferor were unreasonably small in relation to the business of the Transferor or the transaction; (D) the Transferor did not intend to incur, and did not believe or reasonably should not have believed that it would incur, debts beyond its ability to pay as they become due; and (E) the consideration paid by the Purchaser to the Transferor for the Receivables absolutely assigned by the

                  Transferor hereunder was equivalent to a fair market value of such Receivables under the circumstances of the transaction, including but not limited to, timing of such assignment.

                           (xiii) Principal  Executive  Office.  Since its
                  inception, the Transferor has maintained its principal executive office in the State of Texas.

                           (xiv) No Omission or Misstatement. Neither this
                  Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement by the Transferor, or in connection with the transactions contemplated hereby, contains any untrue statement of fact or omits to state a fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading in so far as the same relates to the Transferor. The Transferor has good and marketable title to, and is the owner of, each Receivable absolutely assigned by the Transferor hereunder and the indebtedness evidenced by each such Receivable is subject to no lien, charge, security interest or encumbrance of any kind or nature and the Transferor has the unqualified right to contribute, transfer, convey and assign its ownership interest in each such Receivable and the indebtedness evidenced thereby; the Transferor has not made any prior assignment of any Receivable or its rights thereto or thereunder except to existing lenders, the lien of which lenders will be released in connection with the transactions hereunder.

                           (xv) Perfection Representations. The Perfection
                  Representations shall be a part of this Transfer and Assignment Agreement for all purposes.

                  (b) The Transferor makes the following representations and warranties as to the Receivables absolutely assigned hereunder by the Transferor on which representations and warranties the Purchaser relies in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date or Funding Date, as the case may be, but shall survive the absolute assignment of the Receivables to the Purchaser and the subsequent transfer of the Receivables by the Purchaser to the Owner Trustee pursuant to the Contribution Agreement and Grant of the Receivables by the Owner Trustee to the Indenture Trustee pursuant to the Indenture:

                           (i) Characteristics of Receivables. Each Receivable
                  (A) has been originated in the United States of America by COAF through a Dealer approved by COAF under COAF's approved form of Dealer Agreement (a copy of which is attached hereto as Exhibit E), in the ordinary course of COAF's business, and has been fully and properly executed by the parties thereto,
                  (B) has been assigned, together with the security interest in the related Financed Vehicle, by the applicable Dealer to COAF, (C) has created or creates a valid, subsisting, and enforceable first priority security interest (1) in favor of COAF in the related Financed Vehicle or (2) in the case of a Referral Receivable, in favor of the applicable Referral Originator in the related Financed Vehicle which has been validly assigned by such Referral Originator to the Transferor, in each case which security interest is being transferred and assigned by the Transferor to the Purchaser in accordance with the terms of this Transfer and Assignment Agreement and contributed and assigned by the Purchaser to the Owner Trustee in accordance with the terms of the Contribution Agreement and Granted by the Owner Trustee to the Indenture Trustee in accordance with the terms of the Indenture, (D) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (E) is denominated in U.S. dollars and provides for level monthly payments (provided that the payment in the first or last payment period in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity and yield interest at the applicable Contract Rate (as determined in accordance with the definition of Scheduled Interest Receivables and Simple Interest Receivables), and (F) to the best knowledge of COAF, is due from an Obligor which is a citizen of the United States.

                           (ii) Schedule of Receivables. The information set
                  forth in the Schedule of Receivables is true and correct in all material respects as of the close of business on the applicable Cutoff Date, no selection procedures believed to be adverse to the Purchaser have been utilized in selecting the Receivables and the geographic distribution of the Obligors with respect to the Receivables or the credit quality characteristics of the Receivables assigned hereunder are not materially different from the Transferor's existing core portfolio. The information on the computer tape regarding the Receivables made available to the Purchaser and its assigns is true and correct in all material respects.

                           (iii) Form of Receivables. Each of the Receivables is
                  substantially in one of the forms included in Exhibit B attached hereto. Any modifications or deviations from the applicable form set forth in such Exhibit will not have a material adverse effect on the Noteholders or the Note Insurer and will not reduce the Scheduled Payment or other amounts due under such Receivable.

                           (iv) Compliance with Law. Each Receivable, the sale
                  of the related Financed Vehicle and any Extended Service Agreement complied at the time it was originated or made and on the Closing Date or Funding Date, as the case may be, does comply in all material respects with all requirements of applicable federal, State and local laws, and regulations thereunder, including, without limitation, usury laws, the Fair Credit Reporting Act, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the applicable Consumer Credit Act, State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                           (v) Binding Obligation. Each Receivable represents
                  the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the owner thereof in accordance with its terms.

                           (vi) No Government Obligor. The Receivables are not
                  due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

                           (vii) Security Interest in Financed Vehicle.
                  Immediately prior to the assignment thereof, each Receivable was secured by a first priority security interest in the related Financed Vehicle (1) in favor of the Transferor as secured party, (2) in the case of a Referral Receivable, in favor of the Referral Originator thereof which security interest has been validly assigned by such Referral Originator to the Transferor or (3) all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of the Transferor (or the applicable Referral Originator) upon completion of processing by the applicable state agency and the Servicer has a clear legal right to repossess the Financed Vehicle upon the occurrence of certain matters including non-payment under the Receivable. The Transferor warrants that it will defend its security interest in the Financed Vehicle that has been assigned hereunder against all Persons.

                           (viii) Receivables in Force. The Receivables have not
                  been satisfied, subordinated or rescinded, nor has the related Financed Vehicle been released from the lien granted by the Receivable in whole or in part.

                           (ix) No Waiver. No provision of the Receivables have
                  been waived, impaired, altered or modified in any respect except in accordance with the Servicing Agreement, the substance of which is reflected in the Schedule of Receivables as it relates to the information included thereon.

                           (x) No Amendments. The Receivables have not been
                  amended such that either the original Receivable Balance was modified or reduced or the number of the originally scheduled due dates have been increased except as permitted under the terms of the Collection Policy.

                           (xi) No Defenses. The Receivables are not subject to
                  any right of rescission, recoupment, setoff, counterclaim or defense.

                           (xii) No Liens. No liens or claims have been filed
                  for work, labor or materials relating to the Financed Vehicle that would be Liens prior to, or equal or concordant with, the security interest in the Financed Vehicle granted by the related Obligor pursuant to the related Receivable, there is no lien against the Financed Vehicle for delinquent taxes nor has such Receivable been satisfied, subordinated or rescinded.

                           (xiii) No Default. Except for payment delinquencies
                  continuing for a period of not more than thirty (30) days as of the applicable Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of such Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of such Receivable has arisen, and the Transferor has not waived any of the foregoing. As of the applicable Cutoff Date, the Transferor has no knowledge of why such Receivable would not be paid in full. The Obligor is not an obligor under any other existing receivable payable to the Transferor or the Servicer which is in default or is more than thirty (30) days past due; to the best knowledge of the Transferor, the Obligor was not an obligor under any prior receivable which was in default.

                           (xiv) Origination Date. All of the Receivables
                  assigned hereunder have been originated on or before the applicable Cutoff Date.

                           (xv) Insurance. In connection with the purchase of a
                  Receivable, the Servicer required the related Dealer to furnish evidence that the related Financed Vehicle was covered by a comprehensive and collision policy subject to a deductibility not in excess of $500 (i) naming the Servicer as a loss payee and (ii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage.

                           (xvi) Title. It is the intention of the Transferor
                  that the transfer and assignment contemplated herein constitute an absolute assignment of each Receivable from the Transferor to the Purchaser and that the beneficial interest in and title to such Receivable not be property of the Transferor for any purpose under state or federal law. Immediately prior to the transfer and assignment contemplated herein, the Transferor had good and marketable title to each Receivable free and clear of all Liens and, immediately upon the transfer thereof, the Purchaser will have good and marketable title to each Receivable, free and clear of all Liens, except any Lien which will be released prior to assignment hereunder and the Lien created by the Indenture; and the security interest in each Receivable has been validly perfected under the UCC and other applicable law, if any.

                           (xvii) Lawful Assignment. The Receivables have not
                  been originated in, and are not subject to the laws of, any jurisdiction under which the contribution, assignment or pledge of the Receivable hereunder or the Contribution Agreement or Indenture would be unlawful, void or voidable.

                           (xviii) All Filings Made. All filings (including,
                  without limitation, UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first priority perfected security interest in each Receivable have been made.

                           (xix) One Original. There is only one manually
                  executed original of the retail installment contract and security agreement or similar agreement evidencing each of the Receivables. All items required to be in the Custodian File with respect to such Receivable have been delivered to the Custodian.

                           (xx) Maturity of Receivables. Each of the Receivables
                  has an original term of no more than 72 months, such Receivable calls for level monthly payments (provided that the payment in the first or last payment period in the life of such Receivable may be minimally different from the level payment), is fully amortizing and the final Scheduled Payment on such Receivable is due on or before October 26, 2007. As of the Closing Date or Funding Dates, as the case may be, (i) the aggregate Receivable Balance which relates to Receivables originated under the lowest two tiers of the Credit Policy is no more than 30% of the Aggregate Receivable Balance, (ii) the aggregate Receivable Balance which relate to Receivables with an original term of greater than 60 payments is no more than 60% of the Aggregate Receivable Balance, (iii) the aggregate Receivable Balance which relates to Receivables with an original term of greater than 60 payments and which were originated under the two lowest tiers of the Credit Policy is no more than 25% of the aggregate Receivable Balance of Receivables with an original term of greater than 60 payments and (iv) the aggregate Receivable Balance which relate to Receivables with an original term of greater than 66 payments is no more than 60% of the aggregate Receivable Balance of Receivables with an original term of greater than 60 payments.

                           (xxi) Extensions; Modifications. No extension or
                  modification has been made with respect to any of the Receivables except as permitted by the terms of the Collection Policy.

                           (xxii) Contract Rate. Each of the Receivables has a
                  Contract Rate of 8.25% or higher.

                           (xxiii) Outstanding Receivable Balance; Down Payment.
                  Receivables constituting no more than 1% of the Receivables Pool each have an outstanding balance of $3,000 or less; the Receivables constituting the remainder of the Receivables Pool each have an outstanding balance of greater than $3,000 and no more than $40,000; and the related Obligor has paid the entire amount of the down payment required in COAF's Credit Policy.

                           (xxiv) Financing. Each of the Receivables is a Simple
                  Interest Receivable or a Scheduled Interest Receivable.

                           (xxv) Bankruptcy Proceeding. As of the applicable
                  Cutoff Date, each of the Receivables was not noted in the Transferor's records as a dischargeable debt under a bankruptcy proceeding and none of the Receivables have been reduced or discharged in any bankruptcy proceeding.

                           (xxvi) Chattel Paper, Marking of Records. Each of the
                  Receivables constitutes "chattel paper" as defined in the UCC. The Transferor's electronic or other ledgers have been marked to reflect the transfer and assignment of each Receivable to the Purchaser, the contribution and assignment thereof by the Purchaser to the Owner Trustee and the Grant thereof by the Owner Trustee to the Indenture Trustee.

                           (xxvii) Age of Financed Vehicles. As of the Closing
                  Date or Funding Dates, as the case may be, the aggregate Receivable Balance which relates to new Financed Vehicles represents at least 28% of the Aggregate Receivable Balance.

                           (xxviii) No Future Advances. The full principal
                  amount of each Receivable has been advanced to the related Obligor or advanced in accordance with the directions of such Obligor, and there is no requirement for future advances thereunder. The Obligor with respect to a Receivable does not have any options under such Receivable to borrow from any Person additional funds secured by the Financed Vehicle. The Receivable Balance as of the Closing Date or Funding Date, as the case may be, is fully secured by the related Financed Vehicle.

                           (xxix) Underwriting Guidelines. Each of the
                  Receivables has been originated in accordance with the Credit Policy, a copy of which is attached to the Servicing Agreement as Exhibit D and which shall not be materially altered during the Funding Period.

                           (xxx) Receivable Balance. The Receivables do not have
                  a Receivable Balance which includes capitalized interest, physical damage insurance or late charges.

                           (xxxi) Servicing. At the applicable Cutoff Date, each
                  of the Receivables was being serviced by the Servicer.

                           (xxxii) Agreement. The representations and warranties
                  of the Transferor herein are true.

                           (xxxiii) No Proceedings. There are no proceedings or
                  investigations pending, or, to the best knowledge of the Transferor, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (A) asserting the invalidity, illegality or lack of enforceability of the Receivables; (B) seeking to prevent the enforcement of the Receivable; (C) seeking any determination or ruling that might materially and adversely affect the payment on or enforceability of each Receivable; or (D) relating to the bankruptcy or insolvency of the related Obligor.

                           (xxxiv) Collection Procedures. The collection
                  practices utilized by any person servicing the Receivable in seeking payment under the documentation evidencing such Receivable have been in accordance with the Collection Policy and in all respects legal, proper, prudent and customary in the automobile loan servicing business.

                           (xxxv) Aggregate Balances. Neither the Obligor under
                  a Receivable nor any of its affiliates is the Obligor under a Receivable or Receivables with an aggregate Receivable Balance greater than $40,000 as of the applicable Cutoff Date.

                           (xxxvi) No Litigation. None of the Receivables has
                  been in litigation or restructured.

                           (xxxvii) No Charge Off. None of the Receivables has
                  been charged off for accounting purposes by the Transferor.

                           (xxxviii) Normal Procedures. Each of the Receivables
                  has been originated, serviced and administered pursuant to the Transferor's normal credit, administration, collection and charge-off procedures.

                           (xxxix) No Fraud, Misrepresentation. None of the
                  Receivables has been originated with any fraud or misrepresentation.

                           (xl) Payments Received. Transferor has not received
                  any payment with respect to any Receivable from any payor affiliated with the Transferor.

                           (xli) Dealer's Agreements. The Dealer that sold a
                  Receivable to the Transferor has entered into a Dealer's Agreement with the Transferor and such Dealer's Agreement constitutes the entire agreement between the Transferor and the related Dealer with respect to the sale of such Receivable to the Transferor. Such Dealer's Agreement is in full force and effect and is the legal, valid and binding obligation of such Dealer; there have been no material defaults by such Dealer or by the Transferor under such Dealer's Agreement; the Transferor has fully performed all of its obligations under such Dealer's Agreement; the Transferor has not made any statements or representations to such Dealer (whether written or oral) inconsistent with any term of such Dealer's Agreement; the purchase price (as specified in the applicable Dealer Agreement) for such Receivable has been paid in full by the Transferor; there is no other payment due to such Dealer from the Transferor for the purchase of such Receivable; such Dealer has no right, title or interest in or to any Receivable; there is no prior course of dealing between such Dealer and the Transferor which will affect the terms of such Dealer's Agreement. The Receivable was originated in the United States for the retail sale of the Financed Vehicle in the ordinary course of the Dealer's business.

                           (xlii) Obligor Responsibility. Each of the
                  Receivables contains provisions requiring the Obligor (A) to assume all risk of loss or malfunction of the related Financed Vehicle, (B) to maintain liability and collision insurance with respect thereto, (C) to pay all sales, use, property, excise and other similar taxes imposed on or with respect to the related Financed Vehicle and (D) to be liable for all payments required to be made thereunder, without any setoff, counterclaim or defense for any reason whatsoever.

                           (xliii) Substitution, etc. None of the Receivables
                  provides for the substitution, exchange or addition of any Financed Vehicle subject to such Receivable.

                           (xliv) Assignments. The rights with respect to a
                  Receivable are assignable without the consent of any Person other than consents which will have been obtained on or before the Closing Date or Funding Date, as the case may be.

                           (xlv) Previous Repossession. The Receivables are not
                  secured by a security interest in a related Financed Vehicle which has been repossessed and is subject to redemption by the related Obligor; to the best knowledge of the Transferor, the Receivables are not secured by a security interest in a related Financed Vehicle which has been previously repossessed and redeemed by the original obligor unless approved in writing by the Note Insurer.

                           (xlvi) Receivables Pool. The inclusion of any
                  Receivable in the Receivables Pool after the Closing Date will not (a) reduce the weighted average Contract Rate of the Receivables included in the Receivables Pool to less than 17.25%, (b) increase the weighted average remaining term to maturity of the Receivables included in the Receivables Pool to greater than 63 months, (c) increase the average Loan to Value Ratio of Receivables included in the Receivables Pool as of a Funding Date to greater than 115%, (d) cause the aggregate Receivable Balances of all Referral Receivables to exceed 5% of the Aggregate Receivable Balance, or (e) in the case of the inclusion of a Subsequent Receivable in the Receivables Pool, result in a material reduction in the overall credit quality of the Receivables Pool.

                           (xlvii) Parties. As of the date of origination, the
                  parties to the Receivables were the related Dealer and the Obligors.

                           (xlviii) Submission of Titles. All documents
                  necessary to permit the Indenture Trustee to submit the certificate of title for the related Financed Vehicle to the applicable Department of Motor Vehicles for retitling in the name of the Indenture Trustee as secured party have been delivered to the Custodian.

                           (xlix) Transferor Fulfilled All Obligations. The
                  Transferor and the Servicer have duly fulfilled all obligations to be fulfilled under or in connection with the origination, acquisition and assignment of the Receivables, including, without limitation, giving any notices or consents necessary to effect the Grant of the Receivables to the Indenture Trustee, and have done nothing to impair the rights of the Indenture Trustee, the Note Insurer and the Noteholders in payments with respect thereto. The Transferor has obtained all necessary licenses, permits and charters required to be obtained by the Transferor, which failure to obtain would render any portion of the documents executed in connection with the assignment from the Transferor to the Purchaser and the transfer from the Purchaser to the Owner Trustee of the Receivables and the issuance and sale of the Notes secured thereby unenforceable or would have a material adverse effect on the Note Insurer and the Noteholders.

                           (l) Not Subject to Transfer Taxes. The assignment of
                  the Receivables by the Transferor pursuant to this Transfer and Assignment Agreement is not subject to and will not result in any Transfer Taxes other than Transfer Taxes which have been or will be paid by the Transferor as due.

                           (li) Complete and Accurate Information. The computer
                  tape from which the selection was made of the Receivables being assigned on the Closing Date or Funding Date, as applicable, has been made available to any firm performing agreed upon procedures with respect to any information contained in the Registration Statement, and such information was complete and accurate as of its date and includes a description of the same Receivables that are described on the Schedule of Receivables and the payments due thereunder as of the Closing Date or Funding Date, as applicable.

                           (lii) No Early Termination or Prepayment. None of the
                  Receivables permits early termination or prepayment unless the amount to be paid by or on behalf of the Obligor in respect of such prepayment or termination is at all times equal to or in excess of the principal value of any Receivable.

                           (liii) No Purchase After Cutoff Date. None of the
                  Receivables was purchased by the Transferor after the applicable Cutoff Date.

                           (liv) Extended Service Agreements. (A) All rights of
                  the Transferor under each Extended Service Agreement relating to the Financed Vehicles have been assigned by the Transferor to the Purchaser, transferred by the Purchaser to the Issuer, and Granted by the Issuer to the Indenture Trustee; and (B) the Indenture Trustee will be entitled to receive all amounts due to an Obligor or lienholder upon cancellation of an Extended Service Agreement by an Obligor with respect to a Defaulted Receivable.

                                   ARTICLE IV

                                   CONDITIONS

         Section 4.01 CONDITIONS TO OBLIGATION OF THE PURCHASER. The obligation of the Purchaser to acquire the Receivables is subject to the satisfaction of the following conditions:

                  (a) Representations and Warranties True. The representations and warranties of the Transferor hereunder shall be true and correct on the Closing Date or Funding Date, as the case may be, with the same effect as if then made, and the Transferor shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or Funding Date, as the case may be.

                  (b) Files Marked; Files and Records Owned by Purchaser. The Transferor shall, at its own expense, on or prior to the Closing Date or Funding Date, as the case may be, indicate in its files that the Receivables have been absolutely assigned to the Purchaser pursuant to this Agreement and the Transferor shall deliver to the Purchaser a Schedule of Receivables certified by the Chairman, the President, a Vice President or the Treasurer of the Transferor to be true, correct and complete. Further, the Transferor hereby agrees that the computer files and other physical records of the Receivables maintained by the Transferor will bear an indication reflecting that the Receivables are owned by the Purchaser.

                  (c) Documents to be Delivered by the Transferor on or in connection with the Closing Date or Funding Date.

                           (i) The Assignment. As of the Closing Date and each
                  Funding Date, the Transferor shall execute an Assignment substantially in the form of Exhibit A hereto of the Receivables, the security interests in the related Financed Vehicles and the other Trust Property being absolutely assigned by the Transferor on such date (as identified on the Schedule of Receivables attached to such Assignment).

                           (ii) Evidence of UCC Filings. On or prior to the
                  Closing Date or Funding Date, as the case may be, the Transferor shall provide the Purchaser evidence that the Transferor has recorded and filed, at its own expense, (A) Termination Statements in each jurisdiction in which required by applicable law, to release any prior security interests in the Receivables granted by the Transferor and (B) UCC financing statements in each jurisdiction in which required by applicable law, executed by the Transferor, as Transferor or debtor, and naming the Purchaser, as purchaser or secured party, identifying the Receivables and the other Trust Property as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the contribution, transfer, assignment and conveyance of such Receivables to the Purchaser. The Transferor shall deliver the Perfection UCC's, or other evidence satisfactory to the Purchaser of such filing, to the Indenture Trustee within thirty (30) days following the Closing Date or Funding Date, as the case may be, or promptly following such later date as such file-stamped copies, or other evidence is received by or on behalf of the Purchaser.

                           (iii) Other Documents. Such other documents as the
                  Purchaser may reasonably request.

                  (d) Documents to be Delivered by the Transferor in Connection with the Closing Date or Funding Date. Within two (2) Business Days preceding the Closing Date or Funding Date, as the case may be, the Transferor shall deliver or cause to be delivered to the Custodian or its designated bailee thereof, the following documents (with respect to each Receivable, a "Custodian File"):

                           (i) the sole original counterpart of the retail
                  installment contract and security agreement evidencing each such Receivable and any and all amendments thereto; and

                           (ii) (A) the original Certificate of Title or copies
                  of correspondence to the appropriate State title registration agency, and all enclosures thereto, for issuance of the original Certificate of Title for the related Financed Vehicle or (B) if the appropriate State title registration agency issues a letter or other form of evidence of lien in lieu of a Certificate of Title, the original lien entry letter or form or copies of correspondence to such State title registration agency, and all enclosures thereto, for issuance of the original lien entry letter or form for the related Financed Vehicle.

                  Such delivery of Custodian Files shall be accompanied by a Certificate of Delivery substantially in the form of Exhibit D hereto; provided, however, that, with respect to the Custodian Files delivered pursuant to this subsection (d) of this Section 4.01, any original Certificate of Title or other evidence of lien of the Transferor (or, in the case of a Referral Receivable, the applicable Referral Originator) not so delivered to the Custodian due to the fact that such title or other evidence of lien has not yet been issued by a State Title Registration Agency and delivered to or on behalf of the Transferor shall be delivered by the Transferor to the Custodian promptly following receipt thereof by the Transferor but in no event later than 120 days following the Closing Date or Funding Date, as the case may be; further provided, however, that for any original Certificate of Title or other document evidencing the Transferor's (or, in the case of a Referral Receivable, the applicable Referral Originator's) status as lienholder not so delivered to the Custodian, the Transferor shall be deemed to be in breach of its representations and warranties contained in Section 3.02(b) hereof, and such occurrence shall constitute a Repurchase Event pursuant to Section 7.02 hereof.

                  (e) Other Transactions. The transactions contemplated by the Indenture, the Contribution Agreement and the Servicing Agreement shall be consummated on the Closing Date.

         Section 4.02 CONDITIONS TO OBLIGATION OF THE TRANSFEROR. The obligation of the Transferor to absolutely assign the Receivables to the Purchaser on the Closing Date or a Funding Date, as the case may be, is subject to the satisfaction of the following conditions:

                  (a) Representations and Warranties True. The warranties of the Purchaser hereunder shall be true and correct on the Closing Date or Funding Date, as the case may be, with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or Funding Date, as the case may be.

                  (b) Proceedings. All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Transfer and Assignment Agreement shall be satisfactory in form and substance to the Transferor, and the Transferor shall have received from the Purchaser copies of all documents (including, without limitation, records of applicable proceedings) relevant to the transactions herein contemplated as the Transferor may reasonably have requested.

                                   ARTICLE V

                          COVENANTS OF THE TRANSFEROR

         The Transferor agrees with the Purchaser as follows:

         Section 5.01     PROTECTION OF RIGHT, TITLE AND INTEREST.

                  (a) Filings. The Transferor shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the Receivables and the other Trust Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder or the Indenture Trustee to the Receivables and the other Trust Property. The Transferor shall deliver or cause to be delivered to or at the direction of the Purchaser, file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Transferor in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.01(a).

                  (b) Name Change. Within fifteen (15) days after the Transferor makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Transferor shall give the Purchaser, the Note Insurer, the Issuer and the Indenture Trustee notice of any such change and no later than five (5) days after the effective date thereof the Transferor shall file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's security interest in the Trust Property.

         Section 5.02 OTHER LIENS OR INTERESTS. Except for the assignments hereunder, the Transferor will not sell, pledge, assign or transfer to any other person, or grant, create, incur, assume or suffer to exist any Lien on, any interest therein, and the Transferor shall defend the right, title, and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Transferor and the Transferor warrants that it will defend the security interest of the Indenture Trustee in the Financed Vehicles against all Persons; provided, however, that the Transferor's obligations under this Section 5.02 shall terminate upon the termination of the Indenture.

         Section 5.03 PRINCIPAL EXECUTIVE OFFICE. Since its inception, the Transferor has maintained its principal executive office in the State of Texas.

         Section 5.04 TRANSFER TAXES. In the event that the Purchaser, Issuer or the Indenture Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivables on written demand by the Purchaser, Owner Trustee, Issuer or the Indenture Trustee, or upon the Transferor's otherwise being given notice thereof by the Purchaser, Owner Trustee, Issuer or the Indenture Trustee, the Transferor shall pay, and otherwise indemnify and hold the Purchaser, Owner Trustee, Issuer, the Indenture Trustee and the Note Insurer harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Noteholders, the Indenture Trustee, the Owner Trustee, the Issuer, the Purchaser and Note Insurer shall have no obligation to pay such Transfer Taxes).

         Section 5.05 COSTS AND EXPENSES. The Transferor agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the absolute assignment to the Purchaser of the Transferor's right, title and interest in and to the Receivables.

         Section 5.06 NO WAIVER. The Transferor shall not waive any default, breach, violation or event permitting acceleration under the terms of any Receivable.

         Section 5.07 LOCATION OF SERVICER FILES. The Servicer Files, exclusive of the Custodian Files, are to be kept at the Servicer's principal executive office. The Custodian Files are to be kept at the Custodian's principal executive office or such other office of the Custodian as specified in the Indenture.

         Section 5.08 [RESERVED].

         Section 5.09 ASSIGNMENT OF RECEIVABLES. The Transferor will take no action inconsistent with the Purchaser's ownership of the Receivables. If a third party, including a potential purchaser of the Receivables, should inquire, the Transferor will promptly indicate that ownership of the Receivables has been absolutely assigned to the Purchaser.

         Section 5.10 TRANSFEROR'S RECORDS. This Agreement and all related documents describe the transfer of the Receivables from the Transferor as an absolute assignment by the Transferor to the Purchaser and evidence the clear intention by the Transferor to effectuate an absolute assignment of such Receivables. The financial statements and tax returns of the Transferor will disclose that, under generally accepted accounting principles, and for federal income tax purposes, the Transferor transferred ownership of the Receivables to the Purchaser.

         Section 5.11 [RESERVED].

         Section 5.12 COOPERATION BY TRANSFEROR.

                  (a) The Transferor will cooperate fully and in a timely manner with the Purchaser, the Servicer. the Owner Trustee or the Indenture Trustee in connection with: (i) the filing of any claims with an insurer or any agent of any insurer under any insurance policy affecting an Obligor or any of the Financed Vehicles; (ii) supplying any additional information as may be requested by the Purchaser, the Indenture Trustee, the Servicer, the Owner Trustee, the Indenture Trustee or any such agent or insurer in connection with the processing of any such claim; and (iii) the execution or endorsement of any check or draft made payable to the Transferor representing proceeds from any such claim. The Transferor shall take all such actions as may be reasonably requested by the Purchaser, the Owner Trustee, the Servicer, the Note Insurer or the Indenture Trustee to protect the rights of the Purchaser or the Indenture Trustee on behalf of the Noteholders and the
         Note Insurer in and to any proceeds under any and all of the foregoing insurance policies. The Transferor shall not take or cause to be taken any action which would impair the rights of the Purchaser or the Indenture Trustee on behalf of the Noteholders and the Note Insurer in and to any proceeds under any of the foregoing insurance policies.

                  (b) The Transferor shall, within two (2) Business Days of receipt thereof, endorse any check or draft payable to the Transferor representing insurance proceeds and

         (i) in the event there are no other payees on such check or draft, deposit such check or draft into the Collection Account and (ii) in the event such check or draft is also payable to the Indenture Trustee on behalf of the Noteholders and the Note Insurer, forward, via overnight courier, such endorsed check or draft to the Indenture Trustee for endorsement and return. The Transferor will hold in trust and remit to the Indenture Trustee, within two (2) Business Days of receipt thereof, any funds received with respect to the Receivables after the Cutoff Date.

         Section 5.13 ASSIGNMENT OF ADDITIONAL RECEIVABLES. The Transferor shall use its best efforts in good faith to make available for assignment to the Purchaser, on each Funding Date, all Receivables acquired by the Transferor which meet the eligibility criteria set forth herein as of such date. This covenant and agreement shall be for the benefit of the Purchaser, the Owner Trustee, the Indenture Trustee and the Note Insurer or, if a Note Insurer Default has occurred and is continuing, the Holders of the Notes, and any such Person may enforce its legal or equitable rights, remedies or claims hereunder.

         Section 5.14 NOTICE OF BREACH. The Purchaser and the Transferor shall notify the Indenture Trustee, the Owner Trustee, the Note Insurer and the Owner Trustee promptly, in writing, of any breach of the representations and warranties or covenants of the Transferor or the Purchaser contained herein.

                                   ARTICLE VI

                                   [RESERVED]

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         Section 7.01 OBLIGATIONS OF TRANSFEROR. The obligations of the Transferor under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

         Section 7.02 REPURCHASE EVENTS. The Transferor hereby covenants and agrees to deliver to the Purchaser and the Note Insurer prompt written notice of the occurrence of a breach of any of the representations and warranties of the Transferor contained in Section 3.02(b) hereof with respect to a Receivable absolutely assigned hereunder.

                  (a) Upon discovery by any of the Transferor, the Purchaser, the Owner Trustee, the Issuer, the Indenture Trustee, the Note Insurer or the Servicer of (i) a Nonconforming Receivable, or (ii) failure to deliver to the Custodian either (A) any document required to be included in the Custodian File or (B) failure to deliver to the Indenture Trustee the Perfection UCCs, pursuant to Section 7.18 of the Indenture origination of such Receivable on or before sixty (60) days after the due date of such Scheduled the party discovering such breach or failure to deliver shall give prompt written notice to each of the other foregoing parties. Except as specifically provided in the Servicing Agreement or Indenture, the Indenture Trustee has no obligation to review or monitor the Trust Property for compliance with representations and warranties, delivery requirements or payments. If (i) the breach of representations or warranties causing such Receivable to be a Nonconforming Receivable shall not have been (A) cured within thirty
         (30) days following notice thereof or (B) waived by the Note Insurer following notice thereof or (ii) the failure to deliver to the Custodian the Custodian File documents or the Perfection UCCs shall not have been cured within seven (7) calendar days following notice thereof (the occurrence of any of the foregoing constitutes a "Repurchase Event"), the Owner Trustee shall assign to the Purchaser and the Purchaser shall assign to the Transferor the Receivable and the other related items of the Trust Property affected by such breach, failure to deliver or non-payment and the Transferor shall accept such assignment from the Purchaser and deposit the Repurchase Price with respect to such Receivable into the Collection Account within five (5) Business Days following the applicable cure period or two (2) Business Days following receipt by the Transferor of notice from the Note Insurer that the Note Insurer will not waive the breach of representations or warranties causing such Receivable to be a Nonconforming Receivable; provided, that such transfer and assignment shall only be made upon receipt by the Owner Trustee of notice from the Servicer (pursuant to the terms of the Servicing Agreement) that the Repurchase Price has been remitted to the Servicer and deposited into the Collection Account. In consideration of the removal of such Receivable and the other related items of the Trust Property, the Owner Trustee shall cause the Purchaser and the Purchaser shall cause the Transferor, no later than the fifth Business Day following such cure period, if any, to pay the Repurchase Price to the Servicer for deposit into the Collection Account. The Owner Trustee shall be entitled to enforce the obligations of the Purchaser, the Transferor and the applicable Dealer under the Contribution Agreement, this Transfer and Assignment Agreement and the Dealer's Agreements, respectively, to remit the Repurchase Price to the Servicer for deposit into the Collection Account no later than the last day of the Collection Period following such date. The Indenture Trustee and the Note Insurer are authorized to take action on behalf of the Owner Trustee to enforce the obligations of the Purchaser and the Transferor to repurchase such Receivable under the Contribution Agreement or this Transfer and Assignment Agreement, respectively, and to enforce the obligation of a Dealer to repurchase such Receivable under the applicable Dealer Agreement.

                  (b) The obligations of the Transferor, the Purchaser and the Owner Trustee to remove any Receivable and the other related items of the Trust Property and to remit the Repurchase Price with respect to a Nonconforming Receivable or as to which a failure to deliver has occurred and is continuing shall constitute the sole remedy, except for the indemnification provisions expressly set forth in the Indenture, the Servicing Agreement, the Contribution Agreement, this Transfer and Assignment Agreement and the Insurance Agreement, against the Transferor, the Purchaser and the Owner Trustee for such breach or failure to deliver available to the Indenture Trustee or the Noteholders.

         Section 7.03 PURCHASER'S ASSIGNMENT OF REPURCHASED RECEIVABLES. With respect to any Receivable repurchased by the Transferor pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Transferor all the Purchaser's right, title and interest in and to such Receivable, and all security and documents relating thereto.

         Section 7.04 SUBSEQUENT TRANSFER AND PLEDGE. The Transferor acknowledges that (a) the Purchaser will absolutely assign the Receivables and the other Trust Property along with the Purchaser's rights and benefits hereunder to the Owner Trustee pursuant to the terms of the Contribution Agreement, (b) the Owner Trustee will Grant the Receivables and the other Trust Property along with the Owner Trustee's rights and benefits under the Contribution Agreement and hereunder to the Indenture Trustee pursuant to the terms of the Indenture and (c) the terms and provisions hereof are intended to benefit the Noteholders and the Note Insurer. The Transferor hereby consents to such assignments and Grants.

         Section 7.05 AMENDMENT. This Agreement may be amended, restated or supplemented from time to time by a written agreement duly executed and delivered by the Transferor and the Purchaser, but only with (a) fifteen (15) days' prior written notice to the Rating Agencies and (b) the prior written consent of the Note Insurer. The Transferor shall deliver to the Persons identified on a list provided to the Transferor by the Indenture Trustee, as such list may be amended from time to time, a copy of any amendment to this Agreement.

         Section 7.06 WAIVERS. No failure or delay on the part of the Purchaser or Note Insurer in exercising any power, right or remedy under this Agreement or an Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. Any waiver of the terms and provisions hereof must be in writing and must be consented to in writing by the Indenture Trustee and the Note Insurer.

         Section 7.07 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, to any party at the address set forth below or at such other address as may be designated by it by notice to the other party and shall be deemed given when so delivered, or if mailed. Any notice to the Note Insurer shall be given in accordance with the terms of the Insurance Agreement.

         If to the Transferor:

         8000 Jones Branch Drive
         McLean, Virginia 22102
         Attention: Director of Securitization

         Copy to: Legal Department

         If to the Purchaser:

         8000 Jones Branch Drive
         McLean, Virginia 22102
         Attention: Director of Securitization

         Copy to: Legal Department

         With a Copy to:

         Mayer, Brown & Platt
         190 S. LaSalle Street
         Chicago, Illinois 60603
         Attention: Stuart M. Litwin

         Section 7.08 COSTS AND EXPENSES. The Transferor shall pay all expenses, including fees and expenses of counsel, incident to the performance of its obligations under this Agreement and the Transferor agrees to pay all reasonable out-of-pocket costs and expenses, including reasonable attorneys fees in connection with the enforcement of any obligation of the Transferor hereunder. The Purchaser shall pay all expenses, including fees and expenses of counsel, incident to the performance of its obligations under this Agreement.

         Section 7.09 REPRESENTATIONS. The respective agreements, representations, warranties and other statements by the Transferor and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the Closing Date under Section 2.02 hereof and each Funding Date under Section 2.03.

         Section 7.10 CONFIDENTIAL INFORMATION. The Purchaser agrees that it will neither use nor disclose to any person other than the Note Insurer, the Indenture Trustee, the Owner Trustee, the Issuer and the Holders of the Notes the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, or any agreement relating to the Receivables or as required by law.

         Section 7.11 HEADINGS AND CROSS-REFERENCES. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

         Section 7.12 GOVERNING LAW. This Agreement and the Assignment shall be governed by and construed in accordance with the internal laws of the State of Texas.

         Section 7.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 7.14 NO BANKRUPTCY PETITION AGAINST THE OWNER TRUSTEE OR THE PURCHASER. The Transferor agrees that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Class A Notes and the Class B Notes, it will not institute against the Owner Trustee or the Purchaser, or join any other Person in instituting against the Owner Trustee or the Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 7.14 shall survive the termination of the Indenture.

         Section 7.15 THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of the Note Insurer, the Indenture Trustee and their respective successors and assigns and if a Note Insurer Default has occurred and is continuing or if the Aggregate Outstanding Principal Balance of the Class A Notes (and all interest accrued thereon) has been reduced to zero and all Reimbursement Obligations due to the Note Insurer shall have been paid in full, the Class B Noteholders. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement which expressly confer rights upon the Owner Trustee, the Note Insurer or the Indenture Trustee shall be for the benefit of and run directly to the Owner Trustee, the Indenture Trustee and the Note Insurer or, if a Note Insurer Default has occurred and is continuing or if the Aggregate Outstanding Principal Balance of the Class A Notes (and all interest accrued thereon) has been reduced to zero and all Reimbursement Obligations due to the Note Insurer shall have been paid in full, the Class B Noteholders. The Indenture Trustee and the Note Insurer or, if a Note Insurer Default has occurred and is continuing or if the Aggregate Outstanding Principal Balance of the Class A Notes (and all interest accrued thereon) has been reduced to zero and all Reimbursement Obligations due to the Note Insurer shall have been paid in full, the Class B Noteholders shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto.

         IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                      CAPITAL ONE AUTO FINANCE, INC.,
                                      as Transferor

                                      By: /s/ Jeffery Elswick
                                         -------------------------------------
                                          Name: Jeffery Elswick
                                          Title: Manager of Securitization

                                      CAPITAL ONE AUTO RECEIVABLES, LLC,
                                          as Purchaser

                                      By: /s/ Jeffery Elswick
                                         -------------------------------------
                                          Name: Jeffery Elswick
                                          Title: President

                                   SCHEDULE I

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

         In addition to the representations, warranties and covenants contained in the Transfer and Assignment Agreement, the Transferor hereby represents, warrants, and covenants to the Seller as to itself as follows on the Closing Date and on each Payment Date thereafter:

         1. The Transfer and Assignment Agreement creates a valid and continuing security interest (as defined in UCC Section 9-102) in the Receivables in favor of the Seller, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Transferor.

         2. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102.

         3. The Transferor has taken all steps necessary to perfect its security interest against the Obligor in the property securing the Receivables that constitute chattel paper.

         4. The Transferor owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

         5. The Transferor has caused or will have caused, within ten days after the effective date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the contribution and sale of the Receivables from the Transferor to the Seller, the transfer and sale of the Receivables from the Seller to the Owner Trustee, and the security interest in the Receivables granted to the Indenture Trustee hereunder.

         6. With respect to Receivables that constitute tangible chattel paper, such tangible chattel paper is in the possession of the Custodian and the Indenture Trustee has received a written acknowledgment from the Custodian that the Custodian is holding such tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee.

         7. Neither the Transferor, the Seller, nor the Servicer has authorized the filing of, or is aware of any financing statements against either the Transferor, the Seller or the Servicer that include a description of collateral covering the Receivables, the Trust Property and proceeds related thereto other than any financing statement (i) relating to the contribution of Receivables by the Transferor to the Seller under the Transfer and Assignment Agreement, (ii) relating to the sale of Receivables by the Seller to the Owner Trustee under the Contribution Agreement, (iii) relating to the security interest granted to the Indenture Trustee hereunder, or
(iv) that has been terminated.

         8. Neither the Transferor, the Seller nor the Servicer is aware of any judgment, ERISA or tax lien filings against either the Transferor, the Seller or the Servicer.

         9. None of the tangible chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

         10. Survival of Perfection Representations. Notwithstanding any other provision of the Transfer and Assignment Agreement, the Contribution Agreement, the Indenture or any other Transaction Document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Servicer or termination of Servicer's rights to act as such) until such time as all obligations under the Transfer and Assignment Agreement, Contribution Agreement and the Indenture have been finally and fully paid and performed.

         11. No Waiver. The parties hereto: (i) shall not, without obtaining a confirmation of the then-current rating of the Class A Notes, waive any of the Perfection Representations; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of the Perfection Representations, and shall not, without obtaining a confirmation of the then-current rating of the Class A Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

                                   EXHIBIT A

                                   ASSIGNMENT


         For value received this ___ day of ____________, 200_, in the form of cash, in accordance with terms of the Transfer and Assignment Agreement dated as of July 26, 2001 (the "Transfer and Assignment Agreement") by and between Capital One Auto Finance, Inc., as transferor (the "Transferor"), and Capital One Auto Receivables, LLC, as purchaser (the "Purchaser"), the undersigned does hereby contribute, assign, transfer and otherwise convey unto the Purchaser, without recourse, a 100% interest in and to (i) the [SUBSEQUENT] Receivables identified on the Schedule of Receivables and all moneys received thereon (including amounts received on any Extended Service Agreements relating thereto), on and after the respective Cutoff Date (except for interest accrued as of the respective Cutoff Date and actually received subsequent to such Cutoff Date which will be withdrawn from the Revenue Fund, to the extent contained therein, and paid to the Transferor), (ii) a security interest in the Financed Vehicles granted by the Obligors pursuant to such [SUBSEQUENT] Receivables and the certificates of title to such Financed Vehicles; (iii) the interest of the Transferor in any proceeds from claims on any physical damage, credit life, risk default, disability or other insurance policies covering the Financed Vehicles or the Obligors or refunds in connection with Extended Service Agreements relating to Defaulted Receivables from the applicable Cutoff Date; (iv) any property (including the right to receive future Liquidation Proceeds) that shall secure a [SUBSEQUENT] Receivable, (v) all right, title and interest of the Transferor in and to any recourse against any Dealer pursuant to the applicable Dealer's Agreement; (vi) the original retail installment contracts and security agreements evidencing the [SUBSEQUENT] Receivables; and (vii) the proceeds of any and all of the foregoing. The foregoing contribution, assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the [SUBSEQUENT] Receivables, Servicer Files (as defined in the Servicing Agreement), any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Transfer and Assignment Agreement and is to be governed by the Transfer and Assignment Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Transfer and Assignment Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the date first written above.

                                      CAPITAL ONE AUTO FINANCE, INC.


                                      By: ____________________________________
                                          Name:
                                          Title:

                                   EXHIBIT B

                           SAMPLE RECEIVABLES - FORMS

                         [On file with the Registrant.]

                                   EXHIBIT C

                                   [RESERVED]

                                   EXHIBIT D

                        FORM OF CERTIFICATE OF DELIVERY


         In connection with the absolute assignment of certain auto loan receivables by Capital One Auto Finance, Inc. (the "Transferor") to Capital One Auto Receivables, LLC the undersigned, as servicer (the "Servicer"), hereby certifies that the documents listed below are included in the Custodian File (as defined below) delivered to Wells Fargo Bank Minnesota, National Association, as indenture trustee ("Indenture Trustee") pursuant to the terms of that certain Indenture dated as of July 26, 2001 by and between Capital One, Wilmington Trust Company no in its individual capacity but solely as Owner Trustee for Capital One Auto Finance Trust 2001-A and the Indenture Trustee (the "Indenture") for each of the Receivables listed on the attached Schedule of Receivables. Unless otherwise defined herein, capitalized terms have the meanings set forth in the Indenture.

                           (i) the sole original counterpart of the retail
                  installment contract and security agreement evidencing each such Receivable and any and all amendments thereto; and

                           (ii) (A) the original Certificate of Title or copies
                  of correspondence to the appropriate State title registration agency, and all enclosures thereto, for issuance of the original Certificate of Title or (B) if the appropriate State title registration agency issues a letter or other form of evidence of lien in lieu of a Certificate of Title, the original lien entry letter or form or copies of correspondence to such State title registration agency, and all enclosures thereto, for issuance of the original lien entry letter or form.]

                                             CAPITAL ONE AUTO FINANCE, INC.


Date: ___________, 200___                    By:     ___________________________
                                             Name:   ___________________________
                                             Title:  ___________________________


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


                                   EXHIBIT E

                           FORM OF DEALER'S AGREEMENT

                         [On file with the Registrant.]

                                      E-1